UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2020

CBAK ENERGY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street
Huayuankou Economic Zone
Dalian, China, 116450
(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 27, 2020, CBAK Energy Technology, Inc. (the “Company”) entered into a Cancellation Agreement (the “Cancellation Agreement”) with three creditors who loaned an aggregate of RMB 30,300,000 (approximately $4.29 million) to the Company’s wholly-owned subsidiary (the “Debt”). Pursuant to the terms of the Cancellation Agreement, the creditors agreed to cancel the Debt in exchange for an aggregate of 8,928,193 shares of common stock of the Company (the “Shares”) at an exchange price of $0.48 per share. Upon receipt of the Shares, the creditors will release the Company from any claims, demands and other obligations relating to the Debt. The Cancellation Agreement contains customary representations and warranties of the Company and the creditors. The creditors do not have registration rights with respect to the Shares. The closing price of the Company’s common stock on April 24, 2020, as reported by the Nasdaq Stock Market, was $0.475 per share.

The foregoing description of the Cancellation Agreement is qualified in its entirety by reference to the full text of the Cancellation Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

The issuance of the Shares to the creditors will be made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), for the offer and sale of securities not involving a public offering, and Regulation S promulgated thereunder. None of the Shares have been registered under the Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosures are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
10.1	Cancellation Agreement among the Company and creditors, dated as of April 27, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: April 28, 2020	By:	/s/Xiangyu Pei
Xiangyu Pei
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Cancellation Agreement among the Company and creditors, dated as of April 27, 2020

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